UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 16, 2015

SILVER HILL MINES, INC.

(Exact Name of registrant as specified in its Charter)

Nevada	000-53236	91-1257351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rockefeller Plaza, 10th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

(212) 935-8400

(Registrant’s telephone number, including area code)

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR         240-14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 2.01

Completion of Acquisition

Item 2.03

Creation of a Direct Financial Obligation

Item 3.02

Unregistered Sale of Equity Securities

A.  Asset Purchase Agreement

On May 16, 2015, Silver Hill Mines, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with ISME Institut fur Sport, Medizin & Ernahrung, GmbH, a corporation organized under the laws of the Federal Republic of Germany (“ISME”).  The following summary of Agreement which is qualified in its entirety by the definitive Agreement which is attached as Exhibit 2.0.

ISME is engaged in the business of developing functional food products represented by the “Cantio” concept product line assets described in the Agreement.  The Cantio concept product lines include 41° C High Performance Sports Drink, 55 bpm Regeneration Sports Drink and IQ Plus Mind Bar.

The Company has agreed to purchase the ISME assets for Three Million Six Hundred Thousand ($3,600,000) Dollars.   The purchase price will be payable as follows:

➢

Three Million (3,000,000) Company common shares valued at One Dollar ($1.00) per share to be issued and delivered to ISME upon execution of this Agreement;

➢

Six Hundred Thousand ($600,000) Dollars, plus applicable German Value Added Tax (VAT) estimated to be $114,000 Dollars to be paid to ISME on, or before August 31, 2015.

ISME agrees to grant the Company a first right of refusal to repurchase the 3,000,000 shares prior to selling the shares by way of any future offer.   Additionally, the Company has granted ISME an irrevocable option to buy back (Put Option) up to 3,000,000 shares for $3,000,000.  The Company has agreed to grant ISME a security interest in all of the purchased assets securing the Company’s put option performance.  If the Company fails to perform the put option, the $600,000 will be forfeited to ISME.

B.    Private Placement of Common Stock

On  May 18, 2015, the Company offered and sold 1,923,077 common shares to Assured Investments, LLC, an accredited investor, for $50,000 Dollars or $0.026 Cents per share.

On May 28, 2015, the Company authorized the issuance of Twenty Million (20,000,000) common shares to Silver Hill Management, Inc., a New York corporation, for consulting fees valued at $0.026 per share or $520,000.  George Clair, the Company’s Chief Executive Officer, has voting and dispositive control over the shares owned by Silver Hill Management, Inc.

The offer and sale of the common shares above relied on the transaction exemption afforded by Section 4(a)(2) and, or Regulation S of the Securities Act of 1933, as amended.  The offer and sale is exempt because of the private nature of the transaction which did not involve a public offering of securities.

Item 9.01

Financial Statements and Exhibits

Exhibits Number

Description

2.0

Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2015

SILVER HILL MINES, INC.

/s/ George Clair

______________________________

By:  George Clair

Title:  President